UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FACT II Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF FACT II ACQUISITION CORP.

14 Wall Street, 20th Floor

New York, New York 10005

Dear FACT II Acquisition Corp. Shareholder:

You are cordially invited to attend the extraordinary general meeting (the “Shareholder Meeting”) of the shareholders of FACT II Acquisition Corp., a Cayman Islands exempted company (“FACT,” the “Company,” “we,” “us” or “our”), which will be held on [●], 2026 at [●] [a.m.][p.m.], Eastern Time, at the offices of Paul Hastings LLP, located at 200 Park Avenue, New York, NY 10166, or via live webcast at www.proxydocs.com/FACT, or at such other time, on such other date and at such other place to which the Shareholder Meeting may be postponed or adjourned:

If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting FACT’s Chief Financial Officer at ir@freedomac2.com by [●] [a.m.][p.m.], Eastern Time, on [●], 2026.

If you wish to attend the Shareholder Meeting virtually, you must register at www.proxydocs.com/FACT. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Shareholder Meeting and to vote and submit questions during the Shareholder Meeting. As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee as part of the registration process.

The attached notice of the Shareholder Meeting and proxy statement describe the business FACT will conduct at the Shareholder Meeting and provide information about FACT that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated [●], 2026 and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.	Proposal No. 1—Extension Amendment Proposal—A proposal to approve, as a special resolution, the amendment of FACT’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”), in the form set forth in Annex A to the accompanying proxy statement (the “Articles Amendment”) to extend the date (the “Termination Date”) by which FACT has to consummate an initial business combination from November 27, 2026 (the “Current Termination Date”), which represents the 24-month period from the closing of FACT’s initial public offering as permitted by the current Memorandum and Articles of Association, to November 25, 2027 (the “Articles Extension Date”), which represents the maximum 36-month period from the effectiveness of FACT’s registration statement related to its initial public offering permitted by Nasdaq Listing Rule IM-5101-2, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”); and

2.	Proposal No. 2—Adjournment Proposal— A proposal to approve, by way of ordinary resolution, the adjournment of the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares of a par value of $0.0001 per share (the “Class A Ordinary Shares”) and Class B ordinary shares of a par value of $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”) in the capital of FACT represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Class A Ordinary Shares issued as part of the units sold in FACT’s initial public offering (the “Public Shares”) have elected to redeem an amount of shares in connection with the Extension Amendment Proposal that is not permitted under the Memorandum and Articles of Association or such that FACT would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”) following such redemptions (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal is to allow FACT additional time to complete an initial business combination.

Pursuant to the Memorandum and Articles of Association, FACT has until the Current Termination Date (i.e., November 27, 2026) to complete its initial business combination. If the Extension Amendment Proposal is approved and the Articles Amendment is implemented, the Termination Date would be extended from November 27, 2026 to November 25, 2027. Accordingly, FACT’s board of directors (the “Board”) has determined that it is in the best interests of FACT to seek an extension of the Current Termination Date and have FACT’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate an initial business combination. Without the Articles Amendment, FACT believes that FACT will not be able to complete an initial business combination on or before the Current Termination Date. If that were to occur, FACT would be precluded from completing an initial business combination and would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, each of the holders of FACT’s Public Shares, other than FACT II Acquisition LLC, a Cayman Islands limited liability company, FACT II Acquisition Parent LLC, a Cayman Islands limited liability company, any other shareholders that held any shares in the capital of FACT immediately prior to the consummation of its initial public offering, and FACT’s directors and officers, may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (including interest earned on the funds held in the Trust Account, less up to US$100,000 of interest to pay dissolution expenses and which interest shall be net of amounts withdrawn from the Trust Account to pay franchise or income tax obligations (“Permitted Withdrawals”)), if the Articles Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a business combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Amendment. However, FACT will not proceed with the Articles Amendment if the redemption of Public Shares in connection therewith would cause FACT to have net tangible assets of less than $5,000,001. In the event that the redemption of Public Shares would cause the net tangible assets to be less than $5,000,001 and the Articles Amendment is abandoned, FACT will be required to dissolve and liquidate its Trust Account pursuant to the Memorandum and Articles of Association by returning the then remaining funds in the Trust Account to the public shareholders unless it consummates an initial business combination within the time period provided by the Memorandum and Articles of Association.

On [●], 2026, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[●], based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of [●], 2026, including interest earned on the Trust Account (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), two business days prior to the Shareholder Meeting. The closing price of the Public Shares on the Nasdaq Global Market on [●], 2026, was $[●]. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[●] [[more]/[less]] per share than if the shares were sold in the open market (based on the estimated per share redemption price as of [●], 2026, as set forth above). FACT cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. FACT believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if FACT does not complete a business combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and a business combination is not completed on or before the Termination Date, FACT will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of FACT’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to FACT’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to FACT’s warrants, which will expire worthless in the event FACT dissolves and liquidates the Trust Account.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the holders of the Ordinary Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the holders of the Ordinary Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting or if the holders of the Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal that is not permitted under the Memorandum and Articles of Association or such that FACT would not adhere to the continued listing requirements of Nasdaq following such redemptions.

The Board has fixed the close of business on September 29, 2026 as the date for determining FACT’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

The Board of FACT believes that it is in the best interests of FACT that FACT implement the Articles Amendment. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of FACT and its shareholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the holders of the Ordinary Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the holders of the Ordinary Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO FACT’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, FACT urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of FACT II Acquisition Corp.

/s/ Robert Rackind
Robert Rackind
Executive Chairman

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on [●], 2026: This notice of meeting and the accompanying proxy statement are available at www.proxydocs.com/FACT.

FACT II ACQUISITION CORP.

14 Wall Street, 20th Floor

New York, New York 10005

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF FACT II ACQUISITION CORP.

TO BE HELD ON [●], 2026

To the Shareholders of FACT II Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Shareholder Meeting”) of the shareholders of FACT II Acquisition Corp., a Cayman Islands exempted company (“FACT”), will be held on [●], 2026 at [●] [a.m.][p.m.], Eastern Time, at the offices of Paul Hastings LLP, located at 200 Park Avenue, New York, NY 10166, or via live webcast at www.proxydocs.com/FACT, or at such other time, on such other date and at such other place to which the Shareholder Meeting may be adjourned:

If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting FACT’s Chief Financial Officer at ir@freedomac2.com by [●] [a.m.][p.m.], Eastern Time, on [●], 2026.

If you wish to attend the Shareholder Meeting virtually, you must register at www.proxydocs.com/FACT. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Shareholder Meeting and to vote and submit questions during the Shareholder Meeting. As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee as part of the registration process.

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to approve, as a special resolution, the amendment of FACT’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) in the form set forth in Annex A to the accompanying proxy statement (the “Articles Amendment”) to extend the date (the “Termination Date”) by which FACT has to consummate an initial business combination from November 27, 2026 (the “Current Termination Date”) which represents the 24-month period from the closing of FACT’s initial public offering as permitted by the Memorandum and Articles of Association, to November 25, 2027 (the “Articles Extension Date”), which represents the maximum 36-month period from the effectiveness of FACT’s registration statement related to its initial public offering permitted by Nasdaq Listing Rule IM-5101-2, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”), and (ii) an adjournment proposal to approve, by way of ordinary resolution, the adjournment of the Shareholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares of a par value of $0.0001 per share (the “Class A Ordinary Shares”), and Class B ordinary shares of a par value of $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Share, the “Ordinary Shares”) in the capital of FACT represented (either in person or by proxy) to approve the Extension Amendment Proposal or (b) if the holders of Class A Ordinary Shares issued as part of the units sold in FACT’s initial public offering (the “Public Shares”) have elected to redeem an amount of shares in connection with the Extension Amendment Proposal that is not permitted under the Memorandum and Articles of Association or such that FACT would not adhere to the continued listing requirements of Nasdaq following such redemptions (the “Adjournment Proposal”), each as more fully described below in the accompanying proxy statement, which is dated [●], 2026 and is first being mailed to shareholders on or about that date.

The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

1.	Proposal No. 1—The Extension Amendment Proposal:

“RESOLVED, as a special resolution, that Articles 49.8 and 49.9 of the Amended and Restated Articles of Association of the Company be deleted in its entirety and replaced as follows:

49.8	In the event that the Company does not consummate a Business Combination within 36 months from the date of effectiveness of the Company’s registration statement related to the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less up to US$100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

49.9.	In the event that any amendment is made to the Articles:

(a)	to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination within 36 months from the date of effectiveness of the Company’s registration statement related to the IPO, or such later time as the Members may approve in accordance with the Articles; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not Sponsor HoldCo, Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less up to US$100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

2.	Proposal No. 2—Adjournment Proposal:

RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates be approved, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares of a par value of $0.0001 per share (the “Class A Ordinary Shares”), and Class B ordinary shares of a par value of $0.0001 per share, in the capital of FACT represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal or (ii) if the holders of Class A Ordinary Shares issued as part of the units sold in FACT’s initial public offering have elected to redeem an amount of shares in connection with the Extension Amendment Proposal that is not permitted under the Memorandum and Articles of Association or such that FACT would not adhere to the continued listing requirements of Nasdaq following such redemptions.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal is to allow FACT additional time to complete an initial business combination. Pursuant to the Memorandum and Articles of Association, FACT has until the Current Termination Date (i.e., November 27, 2026) to complete its initial business combination. If the Extension Amendment Proposal is approved and the Articles Amendment is implemented, the Termination Date would be extended from November 27, 2026 to November 25, 2027. Accordingly, the Board has determined that it is in the best interests of FACT to seek an extension of the Current Termination Date and have FACT’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate an initial business combination. Without the Articles Amendment, FACT believes that FACT will not be able to complete an initial business combination on or before the Current Termination Date. If that were to occur, FACT would be precluded from completing an initial business combination and would be forced to liquidate.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of FACT and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Memorandum and Articles of Association, each of the holders of Public Shares, other than FACT II Acquisition LLC, a Cayman Islands limited liability company (“Sponsor HoldCo”), FACT II Acquisition Parent LLC, a Cayman Islands limited liability company (the “Sponsor”), any other shareholders that held any shares in the capital of FACT immediately prior to its initial public offering, and FACT’s directors and officers, may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of FACT’s initial public offering (the “Initial Public Offering”) (including interest earned on the funds held in the Trust Account, less up to US$100,000 of interest to pay dissolution expenses and which interest shall be net of amounts withdrawn from the Trust Account to pay franchise or income tax obligations (“Permitted Withdrawals”)), if the Articles Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a business combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Amendment. However, FACT will not proceed with the Articles Amendment if the redemption of Public Shares in connection therewith would cause FACT to have net tangible assets of less than $5,000,001. In the event that the redemption of Public Shares would cause the net tangible assets to be less than $5,000,001 and the Articles Amendment is abandoned, FACT will be required to dissolve and liquidate its Trust Account pursuant to the Memorandum and Articles of Association by returning the then remaining funds in such Trust Account to the public shareholders unless it consummates an initial business combination within the time period provided the Memorandum and Articles of Association.

On [●], 2026, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[●], based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of [●], 2026, including interest earned on the Trust Account (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), two business days prior to the Shareholder Meeting. The closing price of the Public Shares on the Nasdaq Global Market on [●], 2026, was $[●]. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[●] [[more]/[less]] per share than if the shares were sold in the open market (based on the estimated per share redemption price as of [●], 2026, as set forth above). FACT cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. FACT believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if FACT does not complete a business combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and a business combination is not completed on or before the Termination Date, FACT will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of FACT’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to FACT’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to FACT’s warrants, which will expire worthless in the event FACT dissolves and liquidates the Trust Account.

In the event of a liquidation, Sponsor HoldCo, the Sponsor and FACT’s officers and directors will not receive any monies held in the Trust Account as a result of their aggregate ownership of 5,833,333 Class B Ordinary Shares and 765,000 Class A Ordinary Shares, consisting of 440,000 Class A ordinary shares underlying private placement units of FACT and 325,000 restricted Class A shares of FACT (which will become transferable by Sponsor HoldCo only upon consummation of an initial business combination, subject to any applicable contractual limitations and applicable law), which were purchased by the Sponsor and the Sponsor HoldCo in a private placement that was consummated concurrently with the Initial Public Offering. Consequently, a liquidating distribution will be made only with respect to the Public Shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO FACT’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the holders of the Ordinary Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the holders of the Ordinary Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting or if the holders of the Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal that is not permitted under the Memorandum and Articles of Association or such that FACT would not adhere to the continued listing requirements of Nasdaq following such redemptions.

Record holders of Ordinary Shares at the close of business on September 29, 2026 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 24,321,458 issued and outstanding Ordinary Shares. FACT’s warrants do not have voting rights.

Sponsor HoldCo, the Sponsor, and certain officers and directors of FACT (collectively, the “Initial Shareholders”) intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of the accompanying proxy statement, the Initial Shareholders hold 27.1% of the issued and outstanding Ordinary Shares and FACT’s officers and directors do not hold any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, (i) approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 9,615,973 Class A Ordinary Shares if all Ordinary Shares are represented at the Shareholder Meeting and cast votes (or approximately 52.0% of the Class A Ordinary Shares), and the affirmative vote of holders of at least 1,508,821 Class A Ordinary Shares (or approximately 8.2% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 5,562,397 Class A Ordinary Shares (or approximately 30.1% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional holders of Class A Ordinary Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, FACT urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated [●], 2026, and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of FACT II Acquisition Corp.

/s/ Robert Rackind
Robert Rackind
Executive Chairman
[●], 2026

i

FACT II ACQUISITION CORP.
PROXY STATEMENT
FOR
AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON [●], 2026

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting (the “Shareholder Meeting”) of FACT II Acquisition Corp., a Cayman Islands exempted company (“FACT,” the “Company,” “we,” “us” or “our”), which will be held on [●], 2026, at [●] [a.m.][p.m.], Eastern Time, at the offices of Paul Hastings LLP, located at 200 Park Avenue, New York, NY 10166, or via live webcast at www.proxydocs.com/FACT, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned:

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect FACT’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. FACT does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	FACT’s ability to complete an initial business combination;

●	the anticipated benefits of an initial business combination;

●	the volatility of the market price and liquidity of the Ordinary Shares (as defined below) and other securities of FACT; and

●	the use of funds not held in the Trust Account (as defined below).

While forward-looking statements reflect FACT’s good faith beliefs, they are not guarantees of future performance. FACT disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause FACT’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and in other reports FACT has filed with the Securities and Exchange Commission (the “SEC”). You should not place undue reliance on any forward-looking statements, which are based only on information currently available to FACT (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 13, 2026, (ii) Quarterly Reports on Form 10-Q for the period ended March 31, 2026, as filed with the SEC on May 11, 2026, and for the period ended June 30, 2026, as filed with the SEC on August 12, 2026, and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Articles Amendment will enable us to complete a business combination.

Approving the Articles Amendment (as defined below) involves a number of risks. Even if the Articles Amendment is approved, FACT can provide no assurances that a business combination will be consummated prior to the Articles Extension Date (as defined below), if applicable. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Articles Amendment is approved, FACT expects to seek shareholder approval of a business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal (as defined below), and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Articles Amendment or a business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. Because of the fact that we will have separate redemption periods in connection with the Extension Amendment Proposal, a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has recently adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the 2024 SPAC Rules (as defined below) described below.

The SEC has recently issued final rules relating to certain activities of SPACs. Certain of the procedures that we or others may determine to undertake in connection with such rules may increase our costs and the time needed to complete a business combination.

On January 24, 2024, the SEC issued final rules (the “2024 SPAC Rules”), which became effective on July 1, 2024, that formally adopted some of the SEC’s proposed rules for special purpose acquisition companies (“SPACs”) that were released on March 30, 2022. The 2024 SPAC Rules, among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings including requiring disclosure of all material bases of the projections and all material assumptions underlying the projections; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The 2024 SPAC Rules may materially adversely affect our business, including our ability to negotiate and complete, and the costs associated with, our initial business combination and results of operations.

The 2024 SPAC Rules provide, among other things, that whether a SPAC is an investment company subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. Due to the length of time that we have been seeking a business combination target, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate FACT. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may not be able to complete an initial business combination since such initial business combination may be subject to regulatory review and approval requirement, including foreign investment regulations and review by government entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.

FACT II Acquisition Parent LLC, a Cayman Islands limited liability company (the “Sponsor”) and FACT II Acquisition LLC, a Cayman Islands limited liability company (“Sponsor HoldCo”) are incorporated in the Cayman Islands. The Sponsor is the managing member of Sponsor HoldCo. The members of the Sponsor are our Chief Executive Officer, Adam Gishen, our Chief Financial Officer, Min Lee, Richard Nespola, Jr. and Joseph Wagman. Each member holds an equal 25% interest in the Sponsor. Messrs. Lee and Nespola, Jr. are U.S. citizens, and Messrs. Gishen and Wagman are British citizens. Investment and voting decisions of the Sponsor are made by a board of managers comprised of the four members, with majority vote required. With respect to any action taken by the Sponsor’s board of managers without a meeting, such action requires the written consent of all of the managers of the Sponsor. Neither Mr. Gishen nor Mr. Wagman individually or collectively control the Sponsor.

Our initial business combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. In the case that CFIUS determines an investment to be a threat to national security, CFIUS has the power to unwind or place restrictions on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on - among other factors - the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by foreign person always are subject to CFIUS jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations that became effective on February 13, 2020 further includes investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

If a particular proposed initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, delay or prevent us from pursuing certain target companies that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. In addition, certain federally licensed businesses may be subject to rules or regulations that limit foreign ownership.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required under our amended and restated memorandum and articles of association, including as a result of extended regulatory review of a potential initial business combination, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares for a pro rata portion of the funds held in the trust account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment. Additionally, our warrants will be worthless.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to FACT shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on [●], 2026, at [●] [a.m.][p.m.], Eastern Time, at the offices of Paul Hastings LLP, located at 200 Park Avenue, New York, NY 10166, or via live webcast at www.proxydocs.com/FACT, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Q: Why am I receiving this proxy statement?

A:	FACT is a blank check company, incorporated as a Cayman Islands exempted company on June 19, 2024, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses.

Following the closing of FACT’s Initial Public Offering, an amount of $175,875,000 from the net proceeds of the sale of the units in the Initial Public Offering and the private placement to the Sponsor, Sponsor HoldCo, Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”), and Seaport Global Securities LLC (“Seaport”) was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).

Like most blank check companies, FACT’s amended and restated memorandum and articles of association (as amended, the “Memorandum and Articles of Association”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of Class A Ordinary Shares of a par value of $0.0001 per share (the “Class A Ordinary Shares”) sold in the Initial Public Offering (the “Public Shares”) if there is no qualifying business combination(s) consummated on or before November 27, 2026.

Without the Articles Amendment (as defined below), FACT believes that FACT will not, despite its best efforts, be able to complete an initial business combination on or before November 27, 2026. The Board of FACT believes that it is in the best interests of FACT’s shareholders to continue FACT’s existence until November 25, 2027 in order to allow FACT additional time to complete an initial business combination and is therefore holding this Shareholder Meeting.

Q:	When and where will the Shareholder Meeting be held?

A:	The Shareholder Meeting will be held on [●], 2026 at [●] [a.m.][p.m.], Eastern Time, at the offices of Paul Hastings LLP, located at 200 Park Avenue, New York, NY 10166, or via live webcast at www.proxydocs.com/FACT, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Q:	How do I vote?

A:	If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares of a par value of $0.0001 (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), on September 29, 2026, the record date for the Shareholder Meeting (the “Record Date”), you may vote with respect to the proposals electronically, in person at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by [●], Eastern Time, on [●], 2026.

Voting by Phone. Call 1-866-883-4585 and follow the instructions. You will need to enter your 12-digit control number. Follow the interactive voice recording instructions to submit your vote.

Voting in Person at the Shareholder Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may vote by visiting www.proxydocs.com/FACT and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on [●], 2026.

Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:	FACT shareholders are being asked to consider and vote on the following proposals:

1.	Proposal No. 1—Extension Amendment Proposal—A proposal to approve, by way of special resolution, the amendment of FACT’s Memorandum and Articles of Association in the form set forth in Annex A (the “Articles Amendment”) to extend the date (the “Termination Date”) by which FACT has to consummate an initial business combination from November 27, 2026 (the “Current Termination Date”), which represents the 24-month period from the closing of FACT’s initial public offering as permitted by the Memorandum and Articles of Association, to November 25, 2027 (the “Articles Extension Date”), which represents the maximum 36-month period from the effectiveness of FACT’s registration statement related to its initial public offering permitted by Nasdaq Listing Rule IM-5101-2, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”); and

2.	Proposal No. 2—Adjournment Proposal—A proposal to approve, by way of ordinary resolution, the adjournment of the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal that is not permitted under the Memorandum and Articles of Association or such that FACT would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”) following such redemptions (the “Adjournment Proposal”).

For more information, please see “Proposal No. 1—The Extension Amendment Proposal” and “Proposal No. 2—The Adjournment Proposal.”

After careful consideration, FACT’s Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of FACT and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of FACT and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor, Sponsor HoldCo, and FACT’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Am I being asked to vote on a proposal to elect directors?

A:	No. Holders of Public Shares are not being asked to vote on the election of directors at this time.

Q:	Are the proposals conditioned on one another?

A:	No, the proposals are not conditioned on one another.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Amendment.

If the Articles Amendment is implemented and one or more FACT shareholders elect to redeem their Public Shares in connection with the Extension Amendment Proposal, FACT will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, including interest earned on the funds held in the Trust Account (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of amounts withdrawn from the Trust Account to pay franchise or income tax obligations “Permitted Withdrawals”)), and retain the remainder of the funds in the Trust Account for FACT’s use in connection with consummating a business combination, subject to the redemption rights of holders of Public Shares in connection with a business combination; provided that FACT will not proceed with the Articles Amendment if the redemption of Public Shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of Public Shares would cause the net tangible assets to be less than $5,000,001 and the Articles Amendment is abandoned, FACT will be required to dissolve and liquidate its Trust Account pursuant to the Memorandum and Articles of Association by returning the then remaining funds in such Trust Account to the public shareholders unless it consummates an initial business combination within the time period provided FACT’s Memorandum and Articles of Association.

The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal prior to the Shareholder Meeting or if the holders of the Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal that is not permitted under the Memorandum and Articles of Association or such that FACT would not adhere to the continued listing requirements of Nasdaq following such redemptions. If the Extension Amendment Proposal is approved at the Shareholder Meeting and the holders of the Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal that is permitted under the Memorandum and Articles of Association and FACT would adhere to the continued listing requirements of Nasdaq following such redemptions, the Adjournment Proposal will not be presented.

Q:	Why is FACT proposing the Extension Amendment Proposal?

A:	FACT’s Memorandum and Articles of Association provide for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying business combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow FACT additional time to complete a business combination.

Without the Articles Amendment, FACT believes that FACT will not be able to complete a business combination on or before the Termination Date. If that were to occur, FACT would be forced to liquidate.

Q:	Why is FACT proposing the Adjournment Proposal?

A:	If (i) based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal or (ii) if the holders of the Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal that is not permitted under the Memorandum and Articles of Association or such that FACT would not adhere to the continued listing requirements of Nasdaq following such redemptions, FACT may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal.

If the Adjournment Proposal is not approved by FACT’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal or if the holders of the Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal that is not permitted under the Memorandum and Articles of Association or such that FACT would not adhere to the continued listing requirements of Nasdaq following such redemptions.

Q:	What constitutes a quorum?

A:	A quorum of our shareholders is necessary to hold a valid meeting. The presence, in person or by proxy or if a corporation or other non-natural person, by its duly authorized representative or proxy, of one or more shareholders holding at least a majority of the issued and outstanding Ordinary Shares entitled to attend and vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting.

Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Shareholder Meeting and otherwise will have no effect on a particular proposal. Broker non-votes are not considered present for the purposes of establishing a quorum, will not count as votes cast at the extraordinary general meeting, and otherwise will have no effect on a particular proposal under Cayman Islands law, assuming a valid quorum is established.

The initial shareholders of FACT, including the Sponsor, the Sponsor HoldCo and certain of FACT’s officers and directors (the “Initial Shareholders”) who own 27.1% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, holders of an additional 5,887,396 Class A Ordinary Shares would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so FACT does not expect there to be any broker non-votes at the Shareholder Meeting.

Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?

A:	The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the holders of the Ordinary Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the holders of the Ordinary Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting or if the holders of the Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal that is not permitted under the Memorandum and Articles of Association or such that FACT would not adhere to the continued listing requirements of Nasdaq following such redemptions.

Q:	How will the Initial Shareholders vote?

A:	The Initial Shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Initial Shareholders are not entitled to redeem any Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote 6,598,333 Ordinary Shares, representing 27.1% of FACT’s issued and outstanding Ordinary Shares.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	FACT believes shareholders will benefit from FACT consummating an initial business combination and is proposing the Extension Amendment Proposal to extend the date by which FACT has to complete an initial business combination until the Articles Extension Date. Without the Articles Amendment, FACT believes that FACT will not be able to complete a business combination on or before the Termination Date. If that were to occur, FACT would be forced to liquidate.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by FACT’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates to approve the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares will have no effect on the outcome of such votes.

If the Extension Amendment Proposal is approved and the holders of the Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal that is permitted under the Memorandum and Articles of Association and FACT would adhere to the continued listing requirements of Nasdaq following such redemptions, the Adjournment Proposal will not be presented for a vote.

Q:	Will we seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, FACT does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:	If there are insufficient votes to approve the Extension Amendment Proposal, FACT may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Amendment.

If the Extension Amendment Proposal is not approved, and a business combination is not completed on or before the Termination Date, FACT will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of amounts withdrawn from the Trust Account to pay franchise or income tax obligations (“Permitted Withdrawals”)), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of FACT’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to FACT’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to FACT’s warrants, which will expire worthless in the event FACT dissolves and liquidates the Trust Account.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 6,598,333 Ordinary Shares held by them.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	FACT is seeking the Articles Amendment to provide FACT additional time to identify and complete an initial business combination. Our efforts to complete a business combination will involve, among other things:

●	negotiating and executing definitive agreements with respect to a potential business combination;

●	preparing and filing the related registration statement (including any amendments in connection therewith);

●	establishing a meeting date and record date for an extraordinary general meeting for considering an initial business combination, and distributing proxy materials to shareholders;

●	attempting to ensure that the conditions to the closing of an initial business combination are satisfied; and

●	holding an extraordinary general meeting to consider an initial business combination.

FACT is seeking approval of the Extension Amendment Proposal because FACT will not be able to complete all the tasks prior to November 27, 2026. If the Extension Amendment Proposal is approved, FACT will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and FACT expects to seek shareholder approval of an initial business combination. If shareholders approve an initial business combination, FACT expects to consummate an initial business combination as soon as practicable following such shareholder approval. FACT can provide no assurances, however, that an initial business combination will be consummated prior to the Articles Extension Date.

If the Extension Amendment Proposal is approved and the Articles Amendment is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of FACT held by the Initial Shareholders.

Q:	If I vote for or against the Extension Amendment Proposal, can I request that my shares be redeemed?

A:	Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Am I being asked to vote on a business combination at this Shareholder Meeting?

A:	No. You are not being asked to vote on a business combination at this time. If the Articles Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for the shareholder meeting to consider a business combination, you will be entitled to vote on a business combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with a business combination or liquidation.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:	No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of FACT on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Articles Amendment can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. If you give a proxy, you may revoke it in the manner described below under “Revoking Your Proxy.” If your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the holders of the Ordinary Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the holders of the Ordinary Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting or if the holders of the Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal that is not permitted under the Memorandum and Articles of Association or such that FACT would not adhere to the continued listing requirements of Nasdaq following such redemptions.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or if a corporation or other non-natural person, by its duly authorised representative or proxy, of one or more shareholders holding at least a majority of the issued and outstanding Ordinary Shares entitled to attend and vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Shareholder Meeting and otherwise will have no effect on a particular proposal. Broker non-votes are not considered present for the purposes of establishing a quorum, will not count as votes cast at the extraordinary general meeting, and otherwise will have no effect on a particular proposal under Cayman Islands law, assuming a valid quorum is established.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:	If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to FACT or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee. Under Nasdaq rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, FACT does not expect there to be any broker non-votes at the Shareholder Meeting.

If you are a FACT shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal and the Adjournment Proposal is in the best interests of FACT and its shareholders. The Board recommends that FACT’s shareholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Q:	What interests do FACT’s directors and officers have in the approval of the Extension Amendment Proposal?

A:	FACT’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares. See the section entitled “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor, Sponsor HoldCo, and FACT’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights if I object to the Extension Amendment Proposal?

A:	No. There are no appraisal rights available to FACT’s shareholders in connection with the Extension Amendment Proposal. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:	If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:	No. The holders of the warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a holder of Public Shares and wish to exercise your right to redeem your Public Shares, you must:

1.	(a) hold Public Shares or (b) hold Public Share through units and elect to separate your units into the underlying Public Share and Public Warrants prior to exercising your redemption rights with respect to the Public Share; and

2.	prior to 5:00 p.m., Eastern Time, on [●], 2026 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to our transfer agent, Odyssey Transfer and Trust Company (“Odyssey” or the “Transfer Agent”), that FACT redeem your Public Share for cash and (b) tender or deliver your Public Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Share. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and Public Warrants, or if a holder holds units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal, any holder of Public Shares, other than the Initial Shareholders, will be entitled to request that their Public Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), two business days prior to the Shareholder Meeting. As of [●], 2026, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $[●] per Public Share, as set forth above. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Public Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Public Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part). If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that FACT instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on [●], 2026 (two business days prior to the initially scheduled date of the Shareholder Meeting).

If a holder of Public Shares properly makes a request for redemption and the Public Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, FACT will redeem the Public Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable), calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Public Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:	The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:	You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:	FACT will pay the cost of soliciting proxies for the Shareholder Meeting. FACT has engaged Sodali & Co. (“Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. FACT has agreed to pay Sodali a fee of $22,500, subject to additional fees for additional services, and will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of FACT may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)
Email: fact.info@investor.sodali.com

You also may obtain additional information about FACT from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Public Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Public Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on [●], 2026 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Odyssey Transfer and Trust Company

Attn: Client Services / SPAC Redemptions

860 Blue Gentian Road, Suite 320

Eagan, MN 55121

E-mail: redemptions@odysseytrust.com

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

This proxy statement is being provided to FACT shareholders as part of a solicitation of proxies by the Board for use at the Shareholder Meeting of FACT to be held on [●], 2026, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [●], 2026, to all shareholders of record of FACT as of September 29, 2026, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on [●], 2026 at [●][a.m.][p.m.]., Eastern Time, at the offices of Paul Hastings LLP, located at 200 Park Avenue, New York, NY 10166, or via live webcast at www.proxydocs.com/FACT, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting FACT’s Chief Financial Officer at ir@freedomac2.com by 5:00 p.m., Eastern Time, on [●], 2026 (two business days prior to the initially scheduled meeting date).

If you wish to attend the Shareholder Meeting virtually, you must register at www.proxydocs.com/FACT. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Shareholder Meeting and to vote and submit questions during the Shareholder Meeting. As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee as part of the registration process.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, FACT shareholders will consider and vote on the following proposals:

1.	Proposal No. 1—Extension Amendment Proposal—A proposal to approve, by way of special resolution, the amendment of FACT’s Memorandum and Articles of Association, in the form set forth in Annex A (the “Articles Amendment”) to extend the date (the “Termination Date”) by which FACT has to consummate an initial business combination from November 27, 2026 (the “Current Termination Date”), which represents the 24-month period from the closing of FACT’s initial public offering as permitted by the current Memorandum and Articles of Association, to November 25, 2027 (the “Articles Extension Date”), which represents the maximum 36-month period from the effectiveness of FACT’s registration statement related to its initial public offering permitted by Nasdaq Listing Rule IM-5101-2, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”); and

2.	Proposal No. 2—Adjournment Proposal—A proposal to approve, by way of ordinary resolution, the adjournment of the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares in the capital of FACT represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal that is not permitted under the Memorandum and Articles of Association or such that FACT would not adhere to the continued listing requirements of Nasdaq following such redemptions.

Voting Power; Record Date

As a shareholder of FACT, you have a right to vote on certain matters affecting FACT. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on September 29, 2026, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 24,321,458 Ordinary Shares issued and outstanding, of which 17,500,000 Ordinary Shares are held by FACT public shareholders and 6,821,458 Ordinary Shares are held by the Initial Shareholders and certain underwriters for FACT’s Initial Public Offering.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence, in person or by proxy or if a corporation or other non-natural person, by its duly authorised representative or proxy, of one or more shareholders holding at least a majority of the issued and outstanding Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. The Initial Shareholders, who own 27.1% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, holders of an additional 5,562,396 Class A Ordinary Shares would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Shareholder Meeting and otherwise will have no effect on a particular proposal. Broker non-votes are not considered present for the purposes of establishing a quorum, will not count as votes cast at the extraordinary general meeting, and otherwise will have no effect on a particular proposal under Cayman Islands law, assuming a valid quorum is established.

Under Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so FACT does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the holders of the Ordinary Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the holders of the Ordinary Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Initial Shareholders own 27.1% of the issued and outstanding Ordinary Shares.

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on September 29, 2026, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals electronically, in person at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are four ways to vote your Ordinary Shares:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on [●], 2026.

Voting by Phone. Call 1-866-883-4585 and follow the instructions. You will need to enter your 12-digit control number. Follow the interactive voice recording instructions to submit your vote.

Voting in Person at the Shareholder Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may vote by visiting www.proxydocs.com/FACT and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on [●], 2026.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

●	you may send another proxy card with a later date prior to the date of the Shareholder Meeting;

●	you may notify FACT’s Chief Executive Officer in writing to FACT II Acquisition Corp., 14 Wall Street, 20th Floor, New York, New York 10005, before the Shareholder Meeting that you have revoked your proxy; or

●	you may attend the Shareholder Meeting, revoke your proxy, and vote electronically, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a FACT shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Sodali by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing fact.info@investor.sodali.com.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Public Shares, other than the Initial Shareholders, may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Public Shares may demand that FACT redeem such shares for their pro rata portion of the Trust Account, including interest earned on the Trust Account (which, for illustrative purposes, was approximately $[●] per Public Share as of [●], 2026, the most recent practicable date prior to the date of this proxy statement) (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, FACT will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

i.	hold Public Shares;

ii.	submit a written request to the Transfer Agent, in which you (i) request that FACT redeem all or a portion of your Public Shares for cash, and (ii) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

iii.	tender or deliver your Public Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [●], 2026 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to the Transfer Agent in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of FACT that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Public Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Public Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on [●], 2026 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

On [●], 2026, the most recent practicable date prior to the date of this proxy statement, the cash held in the Trust Account, including interest earned on the Trust Account, was approximately $[●] (approximately $[●] per Public Share). The closing price of Public Shares on such date was $[●] per share. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of the Public Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. FACT cannot assure its shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to FACT’s shareholders in connection with the Extension Amendment Proposal. However, holders of Public Shares, other than the Initial Shareholders, may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

FACT is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. FACT has engaged Sodali to assist in the solicitation of proxies for the Shareholder Meeting. FACT will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

FACT will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. FACT and its directors, officers and employees may also solicit proxies in person. FACT will pay Sodali an approximate fee of $22,500, subject to additional fees for additional services, plus reasonable out of pocket expenses, and indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as FACT’s proxy solicitor. FACT will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to FACT shareholders. Directors, officers and employees of FACT who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

FACT is proposing to amend its Memorandum and Articles of Association to extend the date by which FACT has to consummate a business combination to November 25, 2027 (the “Articles Extension Date”) so as to give FACT additional time to complete a business combination.

Without the Articles Amendment, FACT believes that it will not be able to complete an initial business combination on or before the Termination Date. If that were to occur, FACT would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, the holders of FACT’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Amendment is implemented.

On [●], 2026, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[●], based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of [●], 2026, including interest earned on the Trust Account (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), divided by the total number of then outstanding Public Shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), two business days before the Shareholder’s Meeting. The closing price of the Public Shares on the Nasdaq Global Market on [●], 2026 was $[●]. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[●] [[more]/[less]] per share than if the shares were sold in the open market (based on the per share redemption price as of [●], 2026, as set forth above). FACT cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. FACT believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if FACT does not complete a business combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

Pursuant to the Memorandum and Articles of Association, FACT has until November 27, 2026 to complete a business combination. FACT will not seek to amend the Memorandum and Articles of Association to allow for a longer period of time to complete a business combination unless FACT provides holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. If the Extension Amendment Proposal is approved and the Articles Amendment is implemented, the Termination Date would be extended from November 27, 2026 to November 25, 2027. Accordingly, FACT’s Board has determined that it is in the best interests of FACT to seek an extension of the Termination Date and have FACT’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate an initial business combination. Without the Articles Amendment, FACT believes that FACT will not be able to complete an initial business combination on or before the Termination Date. If that were to occur, FACT would be precluded from completing an initial business combination and would be forced to liquidate.

The purpose of the Extension Amendment Proposal is to allow FACT additional time to complete an initial business combination.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and a business combination is not completed on or before the Termination Date, FACT will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of FACT’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to FACT’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to FACT’s warrants, which will expire worthless in the event FACT dissolves and liquidates the Trust Account.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 6,598,333 Ordinary Shares held by them.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, FACT shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a business combination until the Articles Extension Date are made. FACT will then continue to attempt to consummate an initial business combination until the Articles Extension Date. FACT will remain a reporting company under the Exchange Act and its Ordinary Shares will remain publicly traded during this time.

Interests of the Sponsor, Sponsor HoldCo, and FACT’s Directors and Officers

When you consider the recommendation of the Board, FACT shareholders should be aware that aside from their interests as shareholders, the Sponsor, Sponsor HoldCo, and certain members of the Board and officers of FACT have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to FACT shareholders that they approve the Extension Amendment Proposal. FACT shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

●	if the Trust Account is liquidated, including in the event FACT is unable to complete an initial business combination within the required time period, Sponsor HoldCo has agreed to indemnify FACT to ensure that the proceeds in the Trust Account are not reduced below $10.05 per public share, or such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of interest which may be withdrawn for Permitted Withdrawals, by the claims of prospective target businesses with which FACT has entered into an acquisition agreement or claims of any third party (other than FACT’s independent public accountants) for services rendered or products sold to FACT, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under FACT’s indemnity of the underwriters of FACT’s initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

●	the fact that the Initial Shareholders have invested in FACT an aggregate of $4,425,000, comprised of the $25,000 purchase price for 5,833,333 Class B Ordinary Shares and the $4,400,000 purchase price for 440,000 private placement units and 325,000 restricted Class A Ordinary Shares acquired in a private placement. Even if the trading price of the Ordinary Shares were as low as $0.76 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Class A Ordinary Shares acquired in a private placement) would be approximately equal to the initial investment in FACT by the Initial Shareholders. As a result, if a business combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in FACT at a time when the Public Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and FACT liquidates without completing a business combination before November 27, 2026, the Initial Shareholders will lose their entire investment in FACT;

●	the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a business combination or the Extension Amendment Proposal;

●	the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and FACT fails to complete a business combination by November 27, 2026; and

●	our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future, if they continue as directors and officers following such initial business combination, our directors and executive officers will receive any cash fees, share options or share awards that a post-business combination board of directors determines to pay to its directors and officers.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Public Shares, other than the Initial Shareholders, may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Public Shares may demand that FACT redeem such shares for their pro rata portion of the Trust Account, including interest earned on the Trust Account (which, for illustrative purposes, was approximately $[●] per share as of [●], 2026, the most recent practicable date prior to the date of this proxy statement) (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, FACT will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

However, FACT will not proceed with the Articles Amendment if the redemption of Public Shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of Public Shares would cause the net tangible assets to be less than $5,000,001 and the Articles Amendment is abandoned, FACT will be required to dissolve and liquidate its Trust Account pursuant to the Memorandum and Articles of Association by returning the then remaining funds in such Trust Account to the public shareholders unless it consummates an initial business combination within the time period provided FACT’s Memorandum and Articles of Association.

As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

i.	hold Public Shares;

ii.	submit a written request to the Transfer Agent, in which you (i) request that FACT redeem all or a portion of your Public Shares (and share certificates (if any) and other redemption forms) for cash, and (ii) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

iii.	tender or deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [●], 2026 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to the Transfer Agent in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of FACT that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Public Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Public Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on [●], 2026 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

On [●], 2026, the most recent practicable date prior to the date of this proxy statement, the cash held in the Trust Account, including interest earned on the Trust Account was approximately $[●] (approximately $[●] per Public Share). The closing price of Public Shares was $[●] per share on such date. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of the Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. FACT cannot assure its shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the holders of the Ordinary Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting.

Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Shareholder Meeting and otherwise will have no effect on a particular proposal. Broker non-votes are not considered present for the purposes of establishing a quorum, will not count as votes cast at the extraordinary general meeting, and otherwise will have no effect on a particular proposal under Cayman Islands law, assuming a valid quorum is established.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders own 27.1% of the issued and outstanding Ordinary Shares and do not hold any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 9,615,973 Class A Ordinary Shares if all Ordinary Shares are represented at the Shareholder Meeting and cast votes (or approximately 52.0% of the Class A Ordinary Shares), and the affirmative vote of holders of at least 1,508,821 Class A Ordinary Shares (or approximately 8.2% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

”RESOLVED, as a special resolution, that Articles 49.8 and 49.9 of the Amended and Restated Articles of Association of the Company be deleted in its entirety and replaced as follows:

49.8       In the event that the Company does not consummate a Business Combination within 36 months from the date of effectiveness of the Company’s registration statement related to the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less up to US$100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

49.9.        In the event that any amendment is made to the Articles:

(a)	to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination within 36 months from the date of effectiveness of the Company’s registration statement related to the IPO, or such later time as the Members may approve in accordance with the Articles; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not Sponsor HoldCo, Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less up to US$100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Recommendation of the Board

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is in the best interests of FACT and its shareholders and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT FACT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal that is not permitted under the Memorandum and Articles of Association or such that FACT would not adhere to the continued listing requirements of Nasdaq following such redemptions.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by FACT’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal. In such events, the Articles Amendment would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the holders of the Ordinary Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting.

Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Shareholder Meeting and otherwise will have no effect on a particular proposal. Broker non-votes are not considered present for the purposes of establishing a quorum, will not count as votes cast at the extraordinary general meeting, and otherwise will have no effect on a particular proposal under Cayman Islands law, assuming a valid quorum is established.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders own 27.1% of the issued and outstanding Ordinary Shares and do not hold any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of holders of at least 5,562,397 Class A Ordinary Shares (or approximately 30.1% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional holders of Class A Ordinary Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates be approved, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares of a par value of $0.0001 per share (the “Class A Ordinary Shares”), and Class B ordinary shares of a par value of $0.0001 per share, in the capital of FACT represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal or (ii) if the holders of Class A Ordinary Shares issued as part of the units sold in FACT’s initial public offering have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that FACT would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC following such redemptions.”

Recommendation of the Board

After careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of FACT and its shareholders and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Adjournment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT FACT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain material U.S. federal income tax considerations for Redeeming U.S. Holders and Redeeming Non-U.S. Holders (each as defined below) of Public Shares that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:

●	financial institutions or financial services entities;

●	broker-dealers;

●	S corporations;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	tax-qualified retirement plans;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents or citizens of the United States;

●	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

●	persons subject to the alternative minimum tax;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations;

●	corporations that accumulate earnings to avoid U.S. federal income tax;

●	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

●	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

●	foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

●	passive foreign investment companies or their shareholders; or

●	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. FACT has not sought, and FACT does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit consisting of one Class A Ordinary Share and one-half of one warrant (with a whole warrant representing the right to acquire one Class A Ordinary Share) is separable at the option of the holder, FACT is treating any Class A Ordinary Share and one-half of one warrant to acquire one Class A Ordinary Share held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of FACT’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal No. 1: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General

Subject to the passive foreign investment company (“PFIC”) rules discussed below under the heading “— Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in FACT or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of FACT’s outstanding voting shares that such Redeeming U.S. Holder directly, indirectly and constructively owns immediately after the redemption is less than 80 percent of the percentage of FACT’s outstanding voting shares (and common shares whether voting or nonvoting) that such Redeeming U.S. Holder directly, indirectly and constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption directly, indirectly and constructively owns less than 50 percent of the total combined voting power of FACT. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly, indirectly and constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly, indirectly and constructively owned by such Redeeming U.S. Holder are redeemed except certain shares attributed to such Redeeming U.S. Holder from certain family members and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by such family members . The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in FACT. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 301 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate Redeeming U.S. Holder at regular rates and will not be eligible for the dividends received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming FACT is a PFIC (as discussed below under “— Passive Foreign Investment Company Rules,”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because FACT is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, FACT believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2025, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) for the taxable year that is the first year in the Redeeming U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the Redeeming U.S. Holder made a QEF election along with a purging election. A QEF election is an election to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to FACT is contingent upon, among other things, the provision by FACT of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares. A mark-to-market election is not available with respect to Public Warrants.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares or warrants are urged to consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of FACT’s Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder (or a person excluded above from the purview of this discussion).

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Shareholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless such gain or dividends is effectively connected are with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Non-U.S. holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. If the country in which a Redeeming Non-U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph. While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

BUSINESS OF FACT AND CERTAIN INFORMATION ABOUT FACT

References in this section to “we,” “our,” or “us” refer to FACT II Acquisition Corp.

General

We are a blank check company, incorporated as a Cayman Islands exempted company on June 19, 2024, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We are an early stage and emerging growth company and, as such, we are subject to all of the risks associated with early stage and emerging growth companies.

Initial Public Offering and Private Placement

On November 27, 2024, we consummated the Initial Public Offering of 17,500,000 units (each a “Unit”). Each Unit consists of one Class A Ordinary Share and one-half of one redeemable Public Warrant, each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $175,000,000 (before underwriting discounts and commissions and offering expenses).

Concurrently with the closing of the Initial Public Offering, we consummated a private placement of 663,125 private placement units (each, a “Private Placement Unit”) at a price of $10.00 per Private Placement Unit, generating gross proceeds of $6,631,250, as follows: (A) 17,500 Private Placement Units ($175,000 in the aggregate) to the Sponsor, (B) (i) 260,000 Private Placement Units and (ii) 162,500 Private Placement Units and 325,000 restricted Class A Ordinary Shares (such restricted Class A Ordinary Shares together with such Private Placement Units collectively, the “Private Placement Securities”) ($4,225,000 in the aggregate) to Sponsor HoldCo, (C) 178,500 Private Placement Units ($1,785,000 in the aggregate) to CCM and (D) 44,625 Private Placement Units to Seaport ($446,250 in the aggregate) (collectively, the “Private Placement”). The Private Placement Units, which were purchased by the Sponsor, the Sponsor HoldCo, CCM and Seaport, are identical to the Units, except that, they (including the underlying securities) are (i) subject to certain limited exceptions, will be subject to transfer restrictions until 180 days following the consummation of the initial business combination and (ii) will be entitled to registration rights. The Private Placement Securities, which were purchased by Sponsor HoldCo, are identical to the Private Placement Units except that they include restricted Class A Ordinary Shares, which will become transferable by Sponsor HoldCo only upon consummation of an initial business combination, subject to any applicable contractual limitations and applicable law, and be subject to transfer restrictions until 90 days following the consummation of the initial business combination.

A total of $175,875,000 of the net proceeds from the Initial Public Offering and the Private Placement (which includes the underwriters’ deferred discount of up to $7,000,000) was placed in a trust account, with Odyssey Transfer and Trust Company acting as trustee.

Business Combination

FACT is not party to a definitive agreement with respect to a business combination. FACT is actively seeking potential target companies and is in the process of evaluating various opportunities. If FACT identifies a suitable target, it will enter into a definitive agreement and seek shareholder approval in connection with the proposed business combination.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of FACT’s Ordinary Shares as of the Record Date (September 29, 2026), based on information obtained from the persons named below, with respect to the beneficial ownership of FACT’s Ordinary Shares, by:

●	each person known by FACT to be the beneficial owner of more than 5% of FACT’s outstanding Ordinary Shares;

●	each of FACT’s executive officers and directors that beneficially owns FACT’s Ordinary Shares; and

●	all FACT’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 18,488,125 Class A Ordinary Shares issued and outstanding and 5,833,333 Class B Ordinary Shares issued and outstanding as of the Record Date. The following table does not reflect record or beneficial ownership of (i) the private placement warrants underlying FACT’s private placement units as such private placement warrants are not exercisable within 60 days of the date of this proxy statement, or (ii) FACT’s restricted Class A shares as they will become transferable by Sponsor HoldCo only upon consummation of an initial business combination, subject to any applicable contractual limitations and applicable law.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
Directors and Executive Officers
Robert Rackind(2)	—	—	130,000	2.2%	*
Adam Gishen(3)	—	—	—	—	—
Min Lee(3)	—	—	—	—	—
Richard Nespola, Jr.(3)	—	—	—	—	—
Joseph Wagman(3)	—	—	—	—	—
Nell Cady-Kruse	—	—	30,000	*	*
James Rallo	—	—	30,000	*	*
Hella Alashkar	—	—	30,000	*	*
All officers and directors as a group (6 individuals)	—	—	220,000	3.8%	*
Five Percent Holders
FACT II Acquisition LLC (Sponsor HoldCo)(3)(4)	422,500	2.3%	5,613,333	92.6%	24.8%
Highbridge Capital Management, LLC(5)	1,608,394	8.7%	—	—	6.6%
W. R. Berkley Corporation(6)	1,153,140	6.2%	—	—	4.7%
Tenor Capital Management Company, L.P. (7)	1,500,000	8.1%	—	—	6.2%
AQR Capital Management, LLC(8)	1,277,639	6.9%	—	—	5.3%
Barclays PLC(9)	1,328,519	7.2%	—	—	5.5%
Picton Mahoney Asset Management(10)	1,250,000	6.8%	—	—	5.1%
LMR Partners LLP(11)	1,000,000	5.6%	—	—	4.1%
Magnetar Financial LLC(12)	1,061,500	5.7%	—	—	4.4%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o FACT II Acquisition Corp., 14 Wall Street, 20th Floor, New York, New York 10005.

(2)	Interest shown is related to Robert Rackind’s service as FACT’s Executive Chairman. Separately, Mr. Rackind holds Class B membership units in Sponsor HoldCo as a non-managing Sponsor HoldCo investor.

(3)	Sponsor HoldCo is the record holder of 5,613,333 Class B Ordinary Shares. The Sponsor is the managing member of Sponsor HoldCo. Investment and voting decisions are made by 51% or more of the voting power held by the managing member of Sponsor HoldCo. By virtue of having a greater than 51% interest in the voting power in Sponsor HoldCo, the Sponsor may be deemed to beneficially own the Ordinary Shares held by Sponsor HoldCo. The members of the Sponsor are Adam Gishen, Min Lee, Richard Nespola, Jr. and Joseph Wagman, who by virtue of their control of the Sponsor may be deemed to share beneficial ownership of the Ordinary Shares held by Sponsor HoldCo. Each of Messrs. Gishen, Lee, Nespola and Wagman disclaims beneficial ownership of the Class B Ordinary Shares held by Sponsor HoldCo.

(4)	Certain non-managing Sponsor HoldCo investors have (A) purchased approximately $88 million of the Units in the Initial Public Offering at the offering price and (B) purchased, indirectly through the purchase of non-managing Sponsor HoldCo membership interests, (i) an aggregate of 260,000 Private Placement Units at a price of $10.00 per unit and (ii) 162,500 Private Placement Units and 325,000 restricted Class A Ordinary Shares, which shares will become transferable by Sponsor HoldCo only upon consummation of an initial business combination, subject to any applicable contractual limitations and applicable law, at a combined price of $10.00 per Private Placement Security ($4,225,000 in the aggregate), reflecting the issuance of restricted Class A Ordinary Shares at no additional price; subject to each non-managing Sponsor HoldCo investor purchasing, indirectly through Sponsor HoldCo, the Private Placement Units or Private Placement Securities, as applicable, allocated to it, Sponsor HoldCo issued membership interests at a nominal purchase price to the non-managing Sponsor HoldCo investors at the closing of the Initial Public Offering reflecting interests in an aggregate of 5,593,333 Class B Ordinary Shares and 325,000 restricted Class A Ordinary Shares, as applicable, held by Sponsor HoldCo. Sponsor HoldCo has agreed to reserve 20,000 Class B Ordinary Shares to sell and transfer to a senior advisor of FACT, following the consummation of an initial business combination, in consideration for advisory services to be provided by such senior advisor to FACT in connection with the initial business combination; the aforementioned 5,593,333 Class B Ordinary Shares excludes such reserved 20,000 Class B Ordinary Shares. The non-managing Sponsor HoldCo investors are not granted any shareholder or other rights in addition to those afforded to the other Public Shareholders, and will only be issued membership interests in Sponsor HoldCo, with no right to control Sponsor HoldCo or vote or dispose of any securities held by Sponsor HoldCo, including the Class B Ordinary Shares held by Sponsor HoldCo.

(5)	Based on a Schedule 13G filed on August 14, 2026, by Highbridge Capital Management, LLC (“Highbridge”), a Delaware limited liability company, with respect to Class A Ordinary Shares directly held by certain funds and accounts (the “Highbridge Funds”) to which Highbridge serves as investment adviser. The principal business address for Highbridge is 390 Madison Avenue, 28th Floor, New York, NY 10017.

(6)	Based on a Schedule 13G filed on August 6, 2026, by W. R. Berkley Corporation (“W. R. Berkley”). The principal business address for W. R. Berkley is 475 Steamboat Road Greenwich, CT 06830.

(7)	Based on a Schedule 13G/A filed on May 15, 2026, by Tenor Capital Management Company, L.P. (“Tenor Capital”), with respect to Class A Ordinary Shares directly held by Tenor Opportunity Master Fund, Ltd. (“Tenor Opportunity Fund”) to which Tenor Capital serves as investment manager. Robin Shah serves as the managing member of Tenor Management GP, LLC, the general partner of Tenor Capital, and may be deemed to beneficially own the Class A Ordinary Shares held by Tenor Opportunity Fund. The principal business address for Tenor Capital is 810 Seventh Avenue, Suite 1905, New York, NY 10019.

(8)	Based on a Schedule 13G/A filed on May 14, 2025, by AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and AQR Arbitrage, LLC (collectively, the “AQR Funds”). The principal business address for AQR Funds is One Greenwich Plaza, Suite 130, Greenwich, Connecticut 06830.

(9)	Based on a Schedule 13G filed on May 13, 2025, by Barclays PLC (“Barclays”). The business address for Barclays is 1 Churchill Place, London - E14 5HP.

(10)	Based on a Schedule 13G filed on May 13, 2025, by Picton Mahoney Asset Management (“Picton”). The business address for Picton is 33 Yonge Street #320, Toronto, ON M5E 1G4, Canada.

(11)	Based on a Schedule 13G filed on February 14, 2025, by LMR Partners LLP, LMR Partners Limited, LMR Partners LLC, LMR Partners AG, LMR Partners (DIFC) Limited and LMR Partners (Ireland) Limited (collectively, the “LMR Investment Managers”), with respect to Class A Ordinary Shares held by certain funds, to which LMR Investment Managers serve as the investment managers (the “LMR Funds”). Ben Levine and Stefan Renold, who are ultimately in control of the investment and voting decisions of the LMR Investment Managers and may be deemed to beneficially own the Class A Ordinary Shares held by the LMR Funds. The business address for LRM Investment Managers is c/o LMR Partners LLP, 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J 8AJ, United Kingdom.

(12) Based on a Schedule 13G filed on January 29, 2025, by Magnetar Financial LLC (the “Magnetar Financial”), with respect to Class A Ordinary Shares held by certain funds (“Magnetar Funds”), to which Magnetar Financial serve as the investment manager. Magnetar Capital Partners LP serves as the sole member and parent holding company of Magnetar Financial. Supernova Management LLC (“Supernova Management”) is the general partner of Magnetar Capital Partners. David J. Snyderman is the manager of Supernova Management and may be deemed to beneficially own the Class A Ordinary Shares held by the LMR Funds. The business address for Magnetar Financial is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Articles Extension Date, to consider and vote upon approval of a business combination. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a business combination before the Articles Extension Date, FACT will dissolve and liquidate.

HOUSEHOLDING INFORMATION

Unless FACT has received contrary instructions, FACT may send a single copy of this proxy statement to any household at which two or more shareholders reside if FACT believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce FACT’s expenses. However, if shareholders prefer to receive multiple sets of FACT’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of FACT’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at FACT II Acquisition Corp., 14 Wall Street, 20th Floor, New York, New York 10005, to inform us of his or her request. If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

FACT files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on FACT at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of FACT upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact FACT in writing at FACT II Acquisition Corp., 14 Wall Street, 20th Floor, New York, New York 10005.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Sodali, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing fact.info@investor.sodali.com. You will not be charged for any of the documents that you request. To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than [●], 2026.

ANNEX A

PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
FACT II ACQUISITION CORP.

RESOLVED, as a special resolution, that Articles 49.8 and 49.9 of the Amended and Restated Articles of Association of the Company be deleted in its entirety and replaced as follows:

“49.8 In the event that the Company does not consummate a Business Combination within 36 months from the date of effectiveness of the Company’s registration statement related to the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less up to US$100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

49.9.        In the event that any amendment is made to the Articles:

(a)	to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination within 36 months from the date of effectiveness of the Company’s registration statement related to the IPO, or such later time as the Members may approve in accordance with the Articles; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not Sponsor HoldCo, Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less up to US$100,000 of interest to pay dissolution expenses and which interest shall be net of Permitted Withdrawals), divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

A-1

P.O. BOX 8016, CARY, NC 27512-9903

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FACT II Acquisition Corp.

Extraordinary General Meeting of Shareholders

For Shareholders of record as of September 29, 2026

[ ]

The Extraordinary General Meeting will be held at the offices of Paul Hastings LLP, located at 200 Park Avenue, New York, NY 10166 and live via webcast

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This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Robert Rackind and Adam Gishen (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of FACT II which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

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FACT II Acquisition Corp. Extraordinary General Meeting of Shareholders

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1 AND 2

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